UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 30, 2019

PIERIS PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-37471	EIN 30-0784346
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
255 State Street, 9th Floor
Boston, MA 02109
United States
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: 857-246-8998

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging Growth Company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.
On January 30, 2019, Pieris Pharmaceuticals, Inc. (the “Company”) and Biotechnology Value Fund, L.P., Biotechnology Value Fund II, L.P., and Biotechnology Value Trading Fund OS, L.P. (collectively, “BVF”) entered into an Exchange Agreement (the “Exchange Agreement”) pursuant to which BVF agreed to exchange (the “Exchange”) an aggregate of 5,000,000 shares of the Company’s common stock, par value $0.001 (“Common Stock”), owned by BVF for an aggregate of 5,000 shares of the Company’s newly-designated Series B Convertible Preferred Stock, par value $0.001 per share (“Series B Preferred Stock”). The Exchange closed on February 1, 2019.

As described below, the Series B Preferred Stock has substantially the same terms as the Company’s Series A Convertible Preferred Stock, par value $0.001 per share (“Series A Preferred Stock”), issued in June 2016 and currently held by entities affiliated with BVF. The shares of Series B Preferred Stock issued in the Exchange are convertible into an aggregate of 5,000,000 shares of Common Stock (subject to adjustment as provided in the Series B Certificate of Designation, as defined below), subject to a 9.99% beneficial ownership blocker provision described below.
As of the date of the Exchange Agreement, BVF represented to the Company that it beneficially owned 7,457,921 shares of Common Stock, representing approximately 13.77% of the shares of Common Stock outstanding as of such date. In addition, BVF holds 2,907 shares of Series A Preferred Stock, which are convertible into 2,907,000 shares of Common Stock (subject to adjustment as provided in the Certificate of Designation of Series A Convertible Preferred Stock of Pieris Pharmaceuticals, Inc. (the “Series A Certificate of Designation”)), subject to a 9.99% beneficial ownership blocker provision set forth in the Series A Certificate of Designation.
A copy of the Exchange Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing is only a brief description of the material terms of the Exchange Agreement, does not purport to be complete and is qualified in its entirety by reference to the full text of the Exchange Agreement. The representations, warranties and covenants made by the Company in the Exchange Agreement were made solely for the benefit of the parties to the Exchange Agreement, including, in some cases, for the purpose of allocating risk among the parties thereto, and should not be deemed to be a representation, warranty or covenant to investors. Moreover, such representations, warranties or covenants were made as of January 30, 2019. Accordingly, such representations, warranties and covenants should not be relied on as accurately representing the current state of the Company’s affairs.
Item 3.02. Unregistered Sales of Equity Securities.
The disclosure required by this Item and included in Items 1.01 and 5.03 of this Current Report on Form 8-K (this “Current Report”) is incorporated herein by reference.
Item 3.03. Material Modification to Rights of Security Holders.
The disclosure required by this Item and included in Item 5.03 of this Current Report is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On January 31, 2019, the Company designated 5,000 shares of its authorized and unissued preferred stock as Series B Preferred Stock and filed a Certificate of Designation of Series B Convertible Preferred Stock of Pieris Pharmaceuticals, Inc. (the “Series B Certificate of Designation”) with the Nevada Secretary of State.

Each share of Series B Preferred Stock is convertible into 1,000 shares of Common Stock (subject to adjustment as provided in the Series B Certificate of Designation) at any time at the option of the holder, provided that the holder is prohibited from converting the Series B Preferred Stock into shares of Common Stock if, as a result of such conversion, the holder, together with its affiliates, would own more than 9.99% of the total number of shares of Common Stock then issued and outstanding, (the “Beneficial Ownership Limitation”), provided that the holder may reset the Beneficial Ownership Limitation to a higher or lower number (not to exceed 19.99% of the total number of Common Shares issued and outstanding immediately after giving effect to a conversion) upon providing written notice to the Company. Any such notice providing for an increase to the Beneficial Ownership Limitation will be effective 61 days after delivery to the Company. In the event of the Company’s liquidation, dissolution, or winding up, subject to the rights of holders of Senior Securities (defined below), holders of Series B Preferred Stock are entitled to receive a payment equal to $0.001 per share of Series B Preferred Stock before any proceeds are distributed to the holders of Common Stock and Junior Securities (defined below) and pari passu with any distributions to the holders of the Series A Preferred Stock, plus an additional amount equal to any dividends declared but unpaid on such shares. However, if the assets of the Company are insufficient to comply with the preceding sentence, then all remaining assets of the

Company shall be distributed ratably to holders of the shares of the Series B Preferred Stock and Parity Securities (defined below). Shares of Series B Preferred Stock generally have no voting rights, except as required by law and except that the consent of holders of a majority of the then outstanding Series B Preferred Stock is required to amend the terms of the Series B Certificate of Designation. Holders of Series B Preferred Stock are entitled to receive any dividends payable to holders of Common Stock, and rank:

•	senior to all of the Common Stock;

•
senior to any class or series of capital stock of the Company created after the designation of the Series B Preferred Stock specifically ranking by its terms junior to the Series B Preferred Stock (the "Junior Securities");

•
on parity with all shares of Series A Preferred Stock and any class or series of capital stock of the Company created after the designation of the Series B Preferred Stock specifically ranking by its terms on parity with the Series B Preferred Stock (the "Parity Securities"); and

•
junior to any class or series of capital stock of the Company created after the designation of the Series B Preferred Stock specifically ranking by its terms senior to the Series B Preferred Stock (the "Senior Securities");

in each case, as to distributions of assets upon the Company’s liquidation, dissolution or winding up whether voluntarily or involuntarily and/or the right to receive dividends.

The shares of Series B Preferred Stock issued in the Exchange were issued in reliance on the exemption from registration contained in Section 3(a)(9) of the Securities Act of 1933, as amended. This Current Report does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

The foregoing description of the Series B Preferred Stock does not purport to be complete and is qualified by reference to the Series B Certificate of Designation, a copy of which is filed as Exhibit 3.1 to this Current Report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

3.1    Certificate of Designation of Series B Convertible Preferred Stock of Pieris Pharmaceuticals, Inc.

10.1    Exchange Agreement by and among Pieris Pharmaceuticals, Inc. and Biotechnology Value Fund, L.P., Biotechnology Value Fund II, L.P., and Biotechnology Value Trading Fund OS, L.P., dated as of January 30, 2019.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIERIS PHARMACEUTICALS, INC.

Dated: February 4, 2019	/s/ Allan Reine
Allan Reine
Chief Financial Officer